UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2007

INVESCO PLC
(Exact name of registrant as specified in its charter)

England and Wales	001-13908	98-0407710
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1360 Peachtree Street, N.E., Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (404) 892-0896
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On November 8, 2007, INVESCO PLC (the “registrant”) issued a press release announcing its financial results for the fiscal quarter ended September 30, 2007. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this report, including the exhibit hereto, shall not be incorporated by reference into any filing of the registrant with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the registrant specifically states that the information or exhibit in this particular report is incorporated by reference).
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated November 8, 2007 issued by INVESCO PLC

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESCO PLC

	By:	/s/ Kevin M. Carome

Kevin M. Carome Senior Managing Director and General Counsel

Date: November 8, 2007

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated November 8, 2007 issued by INVESCO PLC